TURNER FUNDS

                             TURNER TECHNOLOGY FUND


                          Supplement dated June 28, 2002
                    to the Prospectus dated January 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the average annual total return table on page 17 of the Prospectus, replace the second footnote with the following:

2The Fund uses the Goldman Sachs Technology Industry Composite for comparison purposes only. The Goldman Sachs Technology Industry Composite is a market-capitalization weighted index of 190 stocks designed to measure the performance of companies in the technology sector.

Also on page 17 of the Prospectus, the first footnote under the Annual Fund Operating Expenses table should appear as follows:

1The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the PSE Technology 100 Index and may range from 0.70% to 1.50%, depending on the Fund's performance.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


TUR-MS4-030-11


--------